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                                                               Exhibit 10(a)(ii)


                                               THE ROYAL BANK
                                               OF SCOTLAND

Harsco Corporation
Harsco Finance B.V.                            CORPORATE & INSTITUTIONAL BANKING
Harsco Investment Limited
C/O Harsco House
Regent Park                                    135 Bishopsgate
299 Kingston Road                              London
Leatherhead                                    EC2M 3UR
Surrey
KT22 7SG                                       Telephone:   020 7375 8641
                                               Facsimile:   020 7375 8745

FAO Graham Goulding                            Date:        12 December  2001



Dear Sirs,

We, The Royal Bank of Scotland plc acting as agent for National Westminster Bank plc (the "Bank") refer to the facility agreement dated 15 December 2000 in respect to US$ 50,000,000 revolving credit facility with term out option (the "Facility Agreement") whereby the Bank agreed to make available the facility on the terms and conditions set out therein, and confirm formally the following amendment thereto.

Terms defined in the Facility Agreement shall have the same meaning herein.

Clause 1       DEFINITIONS AND INTERPRETATION

1.1

"FINAL MATURITY DATE"

Delete existing sub clause (a) and replace with:-

`(a) in relation to a Revolving Loan not converted into a Term Loan pursuant to Clause 7.2 (Term-Out), 14 December 2002 or, if extended in accordance with Clause 7.3 (Extension), the date provided for in Clause 7.3 (Extension), or '

Subject only to the amendment detailed herein, all the terms and conditions of the Facility Agreement remain in full force and effect

Please signify your acceptance of the above offer by returning to us the duplicate of this letter with the Memorandum of Acceptance duly signed on behalf of the Borrower and Guarantor together with the following documents, to be in form and content satisfactory to us:

(i) A certified copy of the resolution of Harsco Investment Limited Board of Directors authorising,

       (a)    acceptance of the offer contained in this letter, and

       (b)    a person or persons to sign the Memorandum of Acceptance hereof.

(ii) Authenticated signatures of the person or persons specified in the Board Resolution.

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(iii)  Written confirmation from Boekel De Neree lawyers confirming that their legal opinion dated 22 December 2000 provided in respect of Harsco Finance B.V. remains valid.

(iv)   Extension fee US$ 45,000.00.

       Additional update disclosures are contained on the Addendum dated December 14, 2001, which is attached hereto and made a part hereof.

/S/ Douglas Kerr
---------------------------------------
Authorised Signatory
THE ROYAL BANK OF SCOTLAND PLC
(ACTING AS AGENT FOR NATIONAL WESTMINSTER BANK PLC)


Memorandum of Acceptance

We hereby accept the extension to the Facility Agreement set out above.

/S/   Salvatore D. Fazzolari
---------------------------------------
For and on behalf of
HARSCO FINANCE B.V.

Date  December 14, 2001

Memorandum of Acceptance

We hereby accept the extension to the Facility Agreement set out above.

/S/   Salvatore D. Fazzolari
---------------------------------------
For and on behalf of
HARSCO INVESTMENT LIMITED

Date  December 14, 2001

Memorandum of Acceptance

We hereby acknowledge the extension to the Facility Agreement set out above.

/S/   Salvatore D. Fazzolari
---------------------------------------
For and on behalf of
HARSCO CORPORATION

Date  December 14, 2001


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